Execution Copy

Exhibit 10.3

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 29, 2016 (the “Effective Date”) by and among ARC LOGISTICS PARTNERS LP, a Delaware limited partnership (the “MLP”), ARC LOGISTICS LLC, a Delaware limited liability company (the “Parent”), ARC TERMINALS HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), certain other Affiliates of the Borrower party hereto and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the MLP, the Parent, the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and SunTrust Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of November 12, 2013 (as amended by that certain First Amendment to Second Amended and Restated Revolving Credit Agreement and Amended and Restated Guaranty and Security Agreement, dated as of January 21, 2014, that certain Second Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of April 13, 2015 and that certain Third Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of July 14, 2015, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties hereto agree as follows:

Section 1.Amendments to  Credit Agreement.  Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended:

(i)by adding the following definitions thereto in alphabetical order as follows:

“Bail-In Action”: shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment

DMSLIBRARY01\28996865.v9

firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii)by amending and restating the Pricing Grid in its entirety at the end of the definition of “Applicable Margin” to read as follows:

Pricing Grid

Pricing Level	Total Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Applicable Margin for Letter of Credit Fees	Applicable Percentage for Commitment Fee
I	Less than or equal to 2.00:1.00	2.00% per annum	1.00% per annum	2.00% per annum	0.375% per annum
II	Greater than 2.00:1.00 but less than or equal to 3.00:1.00	2.25% per annum	1.25% per annum	2.25% per annum	0.375% per annum
III	Greater than 3.00:1.00 but less than or equal to 3.50:1.00	2.50% per annum	1.50% per annum	2.50% per annum	0.50% per annum
IV	Greater than 3.50:1.00 but less than or equal to 4.00:1.00	2.75% per annum	1.75% per annum	2.75% per annum	0.50% per annum
V	Greater than 4.00:1:00 but less than or equal to 4.50:1.00	3.00% per annum	2.00% per annum	3.00% per annum	0.50% per annum
VI	Greater than 4.50:1.00	3.25% per annum	2.25% per annum	3.25% per annum	0.50% per annum

(iii)by amending the definition of “Defaulting Lender” to add the following new clause (v) at the end of the first sentence thereof:

“or (v) any Lender that has (or has a direct or indirect parent company that has) become the subject of a Bail-In Action.”

(b)The proviso at the end of Section 2.26(a) of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

“provided that, subject to Section 10.19, neither any such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto nor any such Cash Collateralization or reduction will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender.”

(c)Section 5.12(a) of the Credit Agreement is hereby amended by replacing all references to “30 days” therein with “60 days”.

(d)Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

“Section 6.1Total Leverage Ratio.  The MLP and its Restricted Subsidiaries will maintain, as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending on December 31, 2013, a Total Leverage Ratio of not greater than 4.50:1.00; provided that (i) if the Borrower or any of its Restricted Subsidiaries consummates any Material Acquisition, then the maximum permitted Total Leverage Ratio shall be increased to 5.00:1.00 from and including the first day of the Fiscal Quarter in which such Material Acquisition occurs to and including (x) in the case of any Material Acquisition other than the Pawnee Acquisition, the last day of the second full Fiscal Quarter thereafter, and (y) in the case of the Pawnee Acquisition, the last day of the Fiscal Quarter ending March 31, 2017 (which increase shall remain in effect through the last day of such Fiscal Quarter ending March 31, 2017 regardless of whether another Material Acquisition is consummated on or prior to such date), and shall, in each case, be decreased to 4.50:1.00 for each Fiscal Quarter thereafter (unless otherwise increased pursuant to this proviso); and (ii) if any Loan Party incurs any Qualified Senior Notes in an outstanding aggregate principal amount of more than $200,000,000 (excluding capitalized or “paid-in-kind” interest or fees) at any time, then the maximum permitted Total Leverage Ratio shall be increased to 5.00:1.00 from and including the first day of the Fiscal Quarter in which such incurrence of Qualified Senior Notes occurs and for each Fiscal Quarter thereafter.”

(e)The Credit Agreement is hereby amended by adding the following new Section 10.19:

“Section 10.19Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any Loan Party, on the one hand, and the Administrative Agent or any Lender, on the other, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent institution, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

Section 2.Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the date on which the following conditions have been satisfied or duly waived (the “Fourth Amendment Effective Date”):

(a)the Administrative Agent shall have received (i) an amendment fee in the amount of 0.05% of the Revolving Commitments as of the Fourth Amendment Effective Date of the Lenders that consent to this Amendment, to be applied pro rata among such Lenders and (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment and the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent); and

(b)the Administrative Agent shall have received each of the following documents:

(i)executed counterparts to this Amendment from each of (i) the Loan Parties and (ii) the Required Lenders; and

(ii)a certificate of good standing or existence, as may be available from the Secretary of State (or equivalent thereof) of the jurisdiction of organization of each Loan Party.

Section 3.Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

(a)each of the Loan Parties (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company, as applicable, under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified would not reasonably be expected to result in a Material

Adverse Effect;

(b)the execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and, if required, shareholder, partner or member, action;

(c)the execution, delivery and performance by the Loan Parties of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Restricted Subsidiaries or any judgment, order or ruling of any Governmental Authority where such violation could reasonably be expected to have a Material Adverse Effect, (iii) will not violate or result in a default under any Contractual Obligation of any Loan Party or any of its Restricted Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries where such a violation, default or payment could reasonably be expected to have a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens (if any) created under the Loan Documents;

(d)this Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e)immediately after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

Section 4.Reaffirmations and Acknowledgments.

(a)Ratification of Obligations.  Each Loan Party hereby ratifies the Credit Agreement and the other Loan Documents to which it is a party and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement, as amended hereby, and the other Loan Documents applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(b)Reaffirmation of Guaranty.  Each Guarantor hereby consents to the execution and delivery by the Borrower of this Amendment and the consummation of the transactions described herein and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).  Each Guarantor hereby jointly and severally ratifies and confirms the terms of the Guaranty and Security Agreement with respect to the Indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all promissory notes issued thereunder.  Each Guarantor hereby acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the

Guaranty and Security Agreement is and shall continue to be (i) a primary obligation of such Guarantor, (ii) an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty and Security Agreement.

(c)Acknowledgment of Perfection of Security Interest.  Each Loan Party hereby acknowledges and reaffirms that, as of the date hereof, the security interests and Liens granted to the Administrative Agent pursuant to the Guaranty and Security Agreement and the other Collateral Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Guaranty and Security Agreement and the other Collateral Documents.

Section 5.Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

Section 6.Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York and all applicable federal law of the United States of America.

Section 7.No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

Section 8.Costs and Expenses.  The Borrower agrees to pay the costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3 of the Credit Agreement.

Section 9.Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

Section 10.Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles and assigns.

Section 11.Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or amendments, whether written or oral, with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ARC TERMINALS HOLDINGS LLC

By:  Arc Logistics LLC, its sole member

By:  Arc Logistics Partners LP, its sole member

By:  Arc Logistics GP LLC, its general partner

By:

Name: Bradley Oswald

Title:	Vice President, Chief Financial Officer and Treasurer

ARC logistics partners lp

By:  Arc Logistics GP LLC, its general partner

By:

Name: Bradley Oswald

Title:	Vice President, Chief Financial Officer and Treasurer

ARC LOGISTICS LLC

By:  Arc Logistics Partners LP, its sole member

By:  Arc Logistics GP LLC, its general partner

By:

Name: Bradley Oswald

Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fourth Amendment]

ARC TERMINALS NEW YORK HOLDINGS, LLC

By:  Arc Terminals Holdings LLC, its sole member

By:  Arc Logistics LLC, its sole member

By:  Arc Logistics Partners LP, its sole member

By:  Arc Logistics GP LLC,
its general partner

By:

Name: Bradley Oswald

Title:   Vice President, Chief Financial Officer and

Treasurer

ARC TERMINALS MOBILE HOLDINGS, LLC

By:  Arc Terminals Holdings LLC, its sole member

By:  Arc Logistics LLC, its sole member

By:  Arc Logistics Partners LP, its sole member

By:  Arc Logistics GP LLC,
its general partner

By:

Name:Bradley Oswald

Title:   Vice President, Chief Financial Officer and

Treasurer

[Signature Page to Fourth Amendment]

ARC TERMINALS MISSISSIPPI HOLDINGS LLC

By:  Arc Terminals Holdings LLC, its sole member

By: Arc Logistics LLC, its sole member

By: Arc Logistics Partners LP, its sole member

By: Arc Logistics GP LLC, its general partner

By:

Name: Bradley Oswald

Title:   Vice President, Chief Financial Officer and

Treasurer

ARC TERMINALS COLORADO HOLDINGS LLC

By:  Arc Terminals Holdings LLC, its sole member

By: Arc Logistics LLC, its sole member

By: Arc Logistics Partners LP, its sole member

By: Arc Logistics GP LLC, its general partner

By:

Name: Bradley Oswald

Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fourth Amendment]

ARC TERMINALS PENNSYLVANIA HOLDINGS LLC

By:  Arc Terminals Holdings LLC, its sole member

By: Arc Logistics LLC, its sole member

By: Arc Logistics Partners LP, its sole member

By: Arc Logistics GP LLC, its general partner

By:

Name: Bradley Oswald

Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Fourth Amendment]

LENDERS:

SUNTRUST BANK, as a Lender

By:

Name:

Title:

[Signature Page to Fourth Amendment]

LENDERS:

,

as a Lender

By:

Name:

Title:

[Signature Page to Fourth Amendment]